UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07177

Name of Fund:  Merrill Lynch Mid Cap Value Opportunities Fund of
               The Asset Program, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 01/31/07

Date of reporting period: 02/01/06 - 07/31/06

Item 1 -   Report to Stockholders


Semi-Annual Report
July 31, 2006


Merrill Lynch
Mid Cap Value
Opportunities Fund

Of The Asset Program, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Mid Cap Value Opportunities Fund of
The Asset Program, Inc.
Box 9011
Princeton, NJ  08543-9011


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Merrill Lynch Mid Cap Value Opportunities Fund


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close around the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors and shareholders have approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



Portfolio Information as of July 31, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Newfield Exploration Co.                           2.5%
Medicis Pharmaceutical Corp. Class A               2.5
Allied Waste Industries, Inc.                      2.4
Timken Co.                                         2.4
Conseco, Inc.                                      2.3
Foot Locker, Inc.                                  2.1
BJ Services Co.                                    2.1
Noble Energy, Inc.                                 2.1
The Gap, Inc.                                      2.0
MedImmune, Inc.                                    2.0



                                               Percent of
Five Largest Industries                        Net Assets

Oil, Gas & Consumable Fuels                        8.0%
Real Estate Investment Trusts (REITs)              6.6
Specialty Retail                                   6.0
Commercial Banks                                   5.7
Biotechnology                                      4.7



                                               Percent of
                                                 Total
Sector Representation                         Investments

Financials                                        17.3%
Information Technology                            13.1
Industrials                                       11.7
Energy                                            10.1
Consumer Discretionary                             9.7
Health Care                                        8.8
Materials                                          4.6
Utilities                                          4.0
Telecommunication Services                         1.4
Consumer Staples                                   0.6
Other*                                            18.7

 * Includes portfolio holdings in short-term investments and certain exchange-traded funds.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry and sector sub-classifications for reporting ease.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



A Letter From the President


Dear Shareholder


By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected around the end of the third quarter of 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.047 trillion in assets under management as of June 30, 2006.

   Data, including assets under management, are as of June 30, 2006.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



A Discussion With Your Fund's Portfolio Manager


Strong stock selection helped the Fund to outpace its benchmark in a declining market, though we believe mid cap stocks are poised for a return to favorable relative performance.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended July 31, 2006, Merrill Lynch Mid Cap Value Opportunities Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of -2.42%, -2.84%, -2.84%, -2.32% and -2.54%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Standard & Poor's (S&P) MidCap 400 Index returned -4.37% and the Lipper Mid Cap Value Funds category had an average return of -1.66%. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.) The Fund's modest underperformance of the Lipper average reflects the peer group's deep value orientation in a period when value stocks outperformed growth stocks and the broader market.

The equity markets were volatile during the six-month period. From the beginning of 2006 through mid May, equities staged a broad advance, based on strong corporate earnings and anticipation that the Federal Reserve Board (the
Fed) was nearing the end of its rate tightening cycle. Gross domestic product
(GDP) grew at an annualized rate of 5.6% in the first quarter of the year, representing the strongest growth rate since the third quarter of 2003. Beginning in mid-May, however, stock prices dropped sharply in almost every market around the world. Concerns over inflation and fears that the Fed would continue to raise interest rates, possibly causing a recession, were the major factors behind the severe price declines, which were even more pronounced in the riskier asset classes. Following the strong first quarter GDP report, estimated second-quarter growth came in at a weaker-than-expected 2.5%. Mid and small cap companies were hard hit in the market correction, and were particularly weak in July. The S&P Mid Cap 400, which had a year-to-date lead on the large cap S&P 500 Index at the end of June, declined 2.85% in July, putting the index in negative territory and behind the S&P 500 for the six-month period ended July 31, 2006.


What factors most influenced Fund performance?

The Fund was able to outpace its benchmark in the turbulent market environment described above. Strong stock selection was primarily responsible for the outperformance, with a modest benefit from our sector positioning.

In particular, our stock picks in industrials, information technology (IT) and consumer discretionary contributed most to results. To some extent, this reflected a move toward more defensive stocks. In IT, for example, we had lower-beta names such as Anixter International, Inc. and Convergys Corp., which rely on recurring revenue from their existing products and services for their fortunes. Anixter, a global distributor of wiring systems and networking products, was the top-performing stock in the portfolio overall. The company benefited indirectly from rising copper prices, in that it was able to pass the high materials costs on to customers. Anixter also saw strong demand for its products and turned in solid operating results in the second quarter.

In industrials, we saw healthy gains from our transportation stocks, particularly in the railroad, trucking and less-than-truckload carriers. Top among them was Swift Transportation, which benefited from the successful implementation of a restructuring plan that resulted in improved operating results. A strong performer in the consumer discretionary sector was Foot Locker, Inc., our largest retail position and one of the Fund's ten largest holdings. Rumors that Foot Locker is being pursued as a leveraged buyout candidate led to strong stock price appreciation. Also among our top performers for the period was NuCor Corp., a manufacturer of steel products, which benefited from solid operating leverage amid continued high commodities prices.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Stocks that detracted most from Fund performance during the six-month period included Andrew Corp., a telecommunications equipment provider. Andrew declined when the company received an all-stock acquisition offer from ADC Telecommunications, Inc. that was substantially less than expected. We continue to hold shares of Andrew based on favorable business trends and the likelihood that the company will receive a higher acquisition offer. Marketing company Valassis Communications, Inc. declined after it acquired direct marketing company ADVO at a high premium, a development that disappointed investors. We retained our position based on our belief that Valassis still represents value given its good cash flow and modest valuation. Networking company Novell, Inc., a top performer in our last report to shareholders, also underperformed during this period. Investors lost confidence in management's ability to implement a successful business plan after two concurrent quarters where market expectations were not achieved. Since then, a new management team with a well-articulated business plan has been put in place. At current levels, Novell shares remain attractive based on our internal price and valuation parameters, prompting us to retain our position.

Mergers and acquisitions continued at a robust pace with several Fund holdings participating in the consolidation activity. For example, Cinergy Corp., a regulated utility, was acquired by Duke Energy Corp. Knight Ridder, Inc. was acquired by McClatchy Co. to become the fourth-largest U.S. newspaper publisher. Maverick Tube Corp., a manufacturer of steel and tubular products, was the target of an acquisition by Tenaris SA., and Siebel Systems, Inc., a provider of customer-related management software, was acquired by Oracle Corp. We anticipate that further leveraged buyouts and mergers and acquisitions will support mid cap valuations at least through year-end.


What changes were made to the portfolio during the period?

We made several enhancements to the portfolio, eliminating certain investments and replacing them with what we believe are more compelling opportunities.

In the biotechnology area, we reduced or eliminated several companies that had attained or exceeded our internal price targets. One example was Cephalon, Inc., a company that develops and markets products to treat neurological disorders and cancer. As the company neared Food and Drug Administration (FDA) approval for its drug to treat attention deficit hyperactivity disorder, there was a fair amount of investor optimism about the drug's prospects, and this propelled the company's stock higher. As a result of the sharp price appreciation, we sold our position to lock in gains.

We made similar changes in other areas of the Fund. In industrials, we increased our position in defense electronics providers, while scaling back investments in engineering and construction companies. Goodrich Corp., a supplier of aerospace components and systems, is an example of an addition in the defense electronics area. Another important addition in industrials was The Timken Company, one of the Fund's ten largest holdings at period-end. Timken makes bearings used in various products, from computers to railroad cars, and also manufactures alloy and specialty steel products. Also in industrials, we eliminated our position in Ryder System, Inc., a transportation and logistics provider, as shares reached our internal price targets and the resultant risk/reward proposition became unfavorable.

In IT, we moved to a slightly underweight position after reducing or eliminating companies that had delivered very favorable results at the end of 2005, when technology stocks made a particularly strong showing. One notable deletion was Tech Data Corporation. Still, information technology remains an attractive sector, in our view, and we continue to search for opportunities in software and telecommunications companies in particular.

Finally, we rebalanced our positions in the financial services sector. While we are still overweight compared to the benchmark S&P MidCap 400 Index, we reduced our holdings in regional banks and thrifts in favor of more exposure to real estate investment trusts (REITs) and capital markets exposure. Our REIT investments were increased through the addition of Crescent Real Estate Equities, which has properties in the office, retail and leisure markets. In some of its most important markets, vacancies are declining and pricing is improving, which is a positive for Crescent. We also believe the company has a hidden asset with its ownership interest in Canyon Ranch resorts.


How would you characterize the Fund's position at the close of the period?

As of June 30, 2006, the Fund was most overweight in the financial services and energy sectors. Given the Fund's above-average exposure to the energy sector and the strong performance of energy stocks, we trimmed several positions on share price appreciation. Still, we believe energy stocks are poised for further outperformance amid strength in the world economy and tight energy supplies. As a corollary, the Fund remained underweight in the consumer discretionary sector based on our concern that higher energy prices may dampen consumer spending.

Looking ahead, we believe that mid cap stocks are poised for positive performance. Merger-and-acquisition activity has remained strong, which tends to support stock prices. Furthermore, we believe that mid caps will continue to exhibit robust earnings and their valuations appear reasonable.


R. Elise Baum, CFA
Vice President and Portfolio Manager


August 2, 2006



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                               6-Month            12-Month           10-Year
As of July 31, 2006                                          Total Return       Total Return       Total Return
ML Mid Cap Value Opportunities Fund--Class A Shares*            -2.42%             +9.64%            +217.53%
ML Mid Cap Value Opportunities Fund--Class B Shares*            -2.84              +8.81             +197.37
ML Mid Cap Value Opportunities Fund--Class C Shares*            -2.84              +8.83             +192.11
ML Mid Cap Value Opportunities Fund--Class I Shares*            -2.32              +9.99             +225.67
ML Mid Cap Value Opportunities Fund--Class R Shares*            -2.54              +9.42             +211.25
S&P MidCap 400 Index**                                          -4.37              +4.28             +280.36


 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Performance Data (concluded)


Average Annual Total Returns


                                     Return Without    Return With
                                      Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 7/31/06                    + 9.64%         + 3.88%
Five Years Ended 7/31/06                  + 8.49          + 7.33
Ten Years Ended 7/31/06                   +12.25          +11.64



                                         Return           Return
                                      Without CDSC   With CDSC++++++
Class B Shares++

One Year Ended 7/31/06                    + 8.81%         + 5.28%
Five Years Ended 7/31/06                  + 7.62          + 7.32
Ten Years Ended 7/31/06                   +11.51          +11.51



                                         Return           Return
                                      Without CDSC   With CDSC++++++
Class C Shares++++

One Year Ended 7/31/06                    + 8.83%         + 7.95%
Five Years Ended 7/31/06                  + 7.61          + 7.61
Ten Years Ended 7/31/06                   +11.32          +11.32



Class I Shares                                            Return

One Year Ended 7/31/06                                    + 9.99%
Five Years Ended 7/31/06                                  + 8.76
Ten Years Ended 7/31/06                                   +12.53



Class R Shares                                            Return

One Year Ended 7/31/06                                    + 9.42%
Five Years Ended 7/31/06                                  + 8.31
Ten Years Ended 7/31/06                                   +12.02

       * Maximum sales charge is 5.25%.

      ** Assuming maximum sales charge.

      ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

    ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

  ++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2006 and held through July 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     February 1, 2006
                                                             February 1,          July 31,         to July 31,
                                                                 2006               2006               2006
Actual

Class A                                                         $1,000           $  975.80            $ 6.07
Class B                                                         $1,000           $  971.60            $ 9.87
Class C                                                         $1,000           $  971.60            $ 9.92
Class I                                                         $1,000           $  976.80            $ 4.85
Class R                                                         $1,000           $  974.60            $ 7.34

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,018.65            $ 6.21
Class B                                                         $1,000           $1,014.78            $10.09
Class C                                                         $1,000           $1,014.73            $10.14
Class I                                                         $1,000           $1,019.89            $ 4.96
Class R                                                         $1,000           $1,017.36            $ 7.50

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.24% for Class A, 2.02% for Class B, 2.03% for Class C, 0.99% for Class I and 1.50% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                         Shares
       Industry               Common Stocks                Held        Value

North America

Canada--1.7%

       Diversified Telecommunication
       Services--1.7%

       BCE, Inc.                                        313,662   $   7,164,040

       Total Common Stocks in Canada                                  7,164,040


United States--89.5%

       Aerospace & Defense--2.0%

       Curtiss-Wright Corp.                              48,800       1,418,128
       Goodrich Corp.                                   179,400       7,242,378
                                                                  -------------
                                                                      8,660,506

       Biotechnology--2.8%

       Cephalon, Inc. (b)(e)                             53,500       3,517,090
       MedImmune, Inc. (b)(e)                           343,200       8,710,416
                                                                  -------------
                                                                     12,227,506

       Capital Markets--2.9%

       E*Trade Financial Corp. (b)(e)                   245,700       5,727,267
       Janus Capital Group, Inc.                        348,800       5,647,072
       TD Ameritrade Holding Corp.                       61,100       1,000,818
                                                                  -------------
                                                                     12,375,157

       Commercial Banks--5.7%

       The Colonial BancGroup, Inc.                     327,600       8,321,040
       Compass Bancshares, Inc.                          78,900       4,650,366
       First Midwest Bancorp, Inc.                      179,975       6,425,108
       TD Banknorth, Inc.                               183,628       5,325,212
                                                                  -------------
                                                                     24,721,726

       Commercial Services &
       Supplies--4.0%

       Allied Waste Industries, Inc. (b)              1,033,500      10,500,360
       Cendant Corp.                                    448,800       6,736,488
                                                                  -------------
                                                                     17,236,848

       Communications Equipment--3.3%

       Andrew Corp. (b)                                 916,900       7,747,805
       Tellabs, Inc. (b)                                700,800       6,587,520
                                                                  -------------
                                                                     14,335,325

       Containers & Packaging--4.0%

       Owens-Illinois, Inc. (b)                         447,300       6,767,649
       Smurfit-Stone Container Corp. (b)                807,700       8,173,924
       Temple-Inland, Inc.                               49,500       2,105,730
                                                                  -------------
                                                                     17,047,303

       Electronic Equipment &
       Instruments--3.1%

       Anixter International, Inc.                      134,300       7,403,959
       Ingram Micro, Inc. Class A (b)                   350,800       6,184,604
                                                                  -------------
                                                                     13,588,563

       Energy Equipment & Services--4.0%

       BJ Services Co. (e)                              245,100       8,889,777
       Diamond Offshore Drilling Inc. (e)                31,400       2,478,402
       Rowan Cos., Inc.                                 174,100       5,896,767
                                                                  -------------
                                                                     17,264,946



                                                         Shares
       Industry               Common Stocks                Held        Value

North America (continued)

United States (continued)

       Food Products--0.7%

       Smithfield Foods, Inc. (b)                       112,800   $   3,209,160

       Gas Utilities--1.6%

       Questar Corp.                                     75,700       6,707,020

       Health Care Providers &
       Services--1.6%

       Tenet Healthcare Corp. (b)(e)                  1,159,700       6,865,424

       Health Care Technology--0.6%

       Emdeon Corp. (b)                                 213,743       2,571,328

       Hotels, Restaurants &
       Leisure--1.1%

       OSI Restaurant Partners, Inc.                    163,400       4,720,626

       IT Services--3.8%

       Convergys Corp. (b)                              440,000       8,395,200
       Sabre Holdings Corp. Class A                     393,500       8,145,450
                                                                  -------------
                                                                     16,540,650

       Insurance--2.3%

       Conseco, Inc. (b)(e)                             443,700      10,116,360

       Internet Software &
       Services--0.6%

       CNET Networks, Inc. (b)                          320,800       2,707,552

       Life Sciences Tools &
       Services--1.1%

       Affymetrix, Inc. (b)                             114,600       2,471,922
       Charles River Laboratories
         International, Inc. (b)                         63,700       2,261,350
                                                                  -------------
                                                                      4,733,272

       Machinery--3.3%

       AGCO Corp. (b)                                   161,700       3,712,632
       Timken Co.                                       324,200      10,439,240
                                                                  -------------
                                                                     14,151,872

       Media--2.9%

       Interpublic Group of Cos., Inc. (b)(e)           350,951       2,874,289
       Liberty Global, Inc. Series C (b)                163,379       3,460,367
       Valassis Communications, Inc. (b)                310,000       6,364,300
                                                                  -------------
                                                                     12,698,956

       Metals & Mining--1.5%

       NuCor Corp.                                      119,600       6,359,132

       Multi-Utilities--1.8%

       OGE Energy Corp. (e)                             202,100       7,649,485

       Multiline Retail--1.6%

       Dollar General Corp.                              87,000       1,167,540
       Dollar Tree Stores, Inc. (b)                     214,200       5,697,720
                                                                  -------------
                                                                      6,865,260



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
       Industry               Common Stocks                Held        Value

North America (concluded)

United States (concluded)

       Oil, Gas & Consumable Fuels--8.0%

       Aventine Renewable Energy
         Holdings, Inc. (b)(e)                           13,600   $     402,560
       Cabot Oil & Gas Corp. Class A                    139,900       7,379,725
       Murphy Oil Corp. (e)                             136,900       7,044,874
       Newfield Exploration Co. (b)                     237,100      10,996,698
       Noble Energy, Inc. (e)                           175,300       8,871,933
                                                                  -------------
                                                                     34,695,790

       Pharmaceuticals--2.5%

       Medicis Pharmaceutical Corp. Class A             390,300      10,756,668

       Real Estate Investment Trusts
       (REITs)--5.8%

       Crescent Real Estate EQT Co.                     365,200       7,128,704
       Equity Office Properties Trust                    41,100       1,558,101
       Friedman Billings Ramsey Group, Inc.
         Class A                                        465,000       4,268,700
       New Plan Excel Realty Trust                      200,800       5,204,736
       Rayonier, Inc.                                   174,200       6,934,902
                                                                  -------------
                                                                     25,095,143

       Road & Rail--1.6%

       JB Hunt Transport Services, Inc.                 333,800       6,866,266

       Semiconductors & Semiconductor
       Equipment--0.5%

       Micron Technology, Inc. (b)                      145,900       2,274,581

       Software--4.2%

       Hyperion Solutions Corp. (b)                     209,800       6,537,368
       Novell, Inc. (b)(e)                            1,224,500       7,947,005
       TIBCO Software, Inc. (b)                         462,500       3,681,500
                                                                  -------------
                                                                     18,165,873

       Specialty Retail--6.0%

       Foot Locker, Inc.                                327,800       8,906,326
       The Gap, Inc.                                    507,200       8,799,920
       RadioShack Corp. (e)                             303,900       4,914,063
       TJX Cos., Inc.                                   132,500       3,229,025
                                                                  -------------
                                                                     25,849,334

       Thrifts & Mortgage Finance--3.1%

       Sovereign Bancorp, Inc. (e)                      348,495       7,192,937
       Webster Financial Corp.                          129,800       6,121,368
                                                                  -------------
                                                                     13,314,305

       Trading Companies &
       Distributors--1.5%

       United Rentals, Inc. (b)                         236,200       6,594,704

       Total Common Stocks in the
       United States                                                386,966,641

       Total Common Stocks in
       North America--91.2%                                         394,130,681



                                                         Shares
       Industry               Common Stocks                Held        Value

Western Europe

Netherlands--1.6%

       Construction & Engineering--1.6%

       Chicago Bridge & Iron Co. NV                     286,900   $   6,960,194

       Total Common Stocks in
       the Netherlands                                                6,960,194


Switzerland--1.9%

       Biotechnology--1.9%

       Serono SA (a)                                    485,900       8,206,851

       Total Common Stocks in
       Switzerland                                                    8,206,851

       Total Common Stocks in
       Western Europe--3.5%                                          15,167,045

       Total Common Stocks
       (Cost--$383,401,807)--94.7%                                  409,297,726



                      Exchange-Traded
                           Funds

North America

United States--5.0%

       iShares Dow Jones US Real Estate Index
         Fund (e)                                        46,100       3,399,875
       iShares Dow Jones US Utilities Sector
         Index Fund (e)                                  77,700       6,438,999
       iShares Goldman Sachs Natural Resources
         Index Fund (e)                                  28,600       2,908,620
       iShares S&P SmallCap 600 Index Fund (e)           56,200       3,372,562
       Midcap SPDR Trust Series 1 (a)(e)                 38,400       5,204,736

       Total Exchange-Traded Funds
       (Cost--$18,287,913)--5.0%                                     21,324,792



                         Short-Term                  Beneficial
                         Securities                    Interest

       Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I,
         5.07% (c)(d)                              $  6,369,550       6,369,550
       Merrill Lynch Liquidity Series, LLC
         Money, Market Series,
         5.33% (c)(d)(f)                             78,764,850      78,764,850

       Total Short-Term Securities
       (Cost--$85,134,400)--19.7%                                    85,134,400

Total Investments (Cost--$486,824,120*)--119.4%                     515,756,918
Liabilities in Excess of Other Assets--(19.4%)                     (83,655,427)
                                                                  -------------
Net Assets--100.0%                                                $ 432,101,491
                                                                  =============



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of July 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    489,277,596
                                                   ================
    Gross unrealized appreciation                  $     47,429,211
    Gross unrealized depreciation                      (20,949,889)
                                                   ----------------
    Net unrealized appreciation                    $     26,479,322
                                                   ================

(a) Depositary Receipts.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net            Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $(5,292,525)       $193,683
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $  8,121,950       $ 99,242


(d) Represents the current yield as of July 31, 2006.

(e) Security, or a portion of security, is on loan.

(f) Security was purchased with the cash proceeds from securities loans.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006


Statement of Assets and Liabilities

As of July 31, 2006
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $76,126,298) (identified cost--$401,689,720)                                                            $   430,622,518
       Investments in affiliated securities, at value (identified cost--$85,134,400)                                   85,134,400
       Receivables:
           Securities sold                                                                     $     9,266,690
           Capital shares sold                                                                         465,175
           Dividends                                                                                   326,772
           Securities lending                                                                           41,784         10,100,421
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   65,549
                                                                                                                  ---------------
       Total assets                                                                                                   525,922,888
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       78,764,850
       Payables:
           Securities purchased                                                                     13,361,128
           Capital shares redeemed                                                                   1,070,341
           Investment adviser                                                                          236,414
           Other affiliates                                                                            196,309
           Distributor                                                                                 192,355         15,056,547
                                                                                               ---------------    ---------------
       Total liabilities                                                                                               93,821,397
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   432,101,491
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                              $       584,133
       Class B Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                      511,451
       Class C Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                      575,747
       Class I Shares of Capital Stock, $.10 par value, 20,000,000 shares authorized                                      603,050
       Class R Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                      132,788
       Paid-in capital in excess of par                                                                               368,444,879
       Undistributed investment income--net                                                    $        35,145
       Undistributed realized capital gains--net                                                    32,281,500
       Unrealized appreciation--net                                                                 28,932,798
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 61,249,443
                                                                                                                  ---------------
       Net Assets                                                                                                 $   432,101,491
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $107,345,676 and 5,841,327 shares outstanding                              $         18.38
                                                                                                                  ===============
       Class B--Based on net assets of $89,214,164 and 5,114,511 shares outstanding                               $         17.44
                                                                                                                  ===============
       Class C--Based on net assets of $99,744,064 and 5,757,466 shares outstanding                               $         17.32
                                                                                                                  ===============
       Class I--Based on net assets of $112,477,135 and 6,030,500 shares outstanding                              $         18.65
                                                                                                                  ===============
       Class R--Based on net assets of $23,320,452 and 1,327,875 shares outstanding                               $         17.56
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006


Statement of Operations

For the Six Months Ended July 31, 2006
Investment Income

       Dividends (net of $43,876 foreign withholding tax)                                                         $     3,133,123
       Interest from affiliates                                                                                           193,683
       Securities lending--net                                                                                             99,242
                                                                                                                  ---------------
       Total income                                                                                                     3,426,048
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,421,217
       Account maintenance and distribution fees--Class C                                              505,576
       Account maintenance and distribution fees--Class B                                              499,599
       Transfer agent fees--Class C                                                                    139,680
       Transfer agent fees--Class I                                                                    137,377
       Transfer agent fees--Class B                                                                    135,798
       Account maintenance fees--Class A                                                               127,546
       Transfer agent fees--Class A                                                                    123,143
       Accounting services                                                                              80,580
       Account maintenance and distribution fees--Class R                                               50,653
       Registration fees                                                                                32,600
       Custodian fees                                                                                   32,052
       Printing and shareholder reports                                                                 27,072
       Professional fees                                                                                26,854
       Transfer agent fees--Class R                                                                     24,484
       Directors' fees and expenses                                                                     10,888
       Pricing fees                                                                                        496
       Other                                                                                            15,288
                                                                                               ---------------
       Total expenses                                                                                                   3,390,903
                                                                                                                  ---------------
       Investment income--net                                                                                              35,145
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                         34,736,009
           Foreign currency transactions--net                                                          (1,008)         34,735,001
                                                                                               ---------------
       Change in unrealized appreciation on investments--net                                                         (46,323,479)
                                                                                                                  ---------------
       Total realized and unrealized loss--net                                                                       (11,588,478)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $  (11,553,333)
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                   July 31,         January 31,
Increase (Decrease) in Net Assets:                                                                   2006               2006
Operations

       Investment income (loss)--net                                                           $        35,145    $     (884,121)
       Realized gain--net                                                                           34,735,001         84,943,867
       Change in unrealized appreciation--net                                                     (46,323,479)          6,930,357
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                            (11,553,333)         90,990,103
                                                                                               ---------------    ---------------

Distributions to Shareholders

       Realized gain--net:
           Class A                                                                                 (4,192,525)       (18,957,861)
           Class B                                                                                 (3,689,518)       (19,783,802)
           Class C                                                                                 (4,103,979)       (17,621,953)
           Class I                                                                                 (4,389,645)       (19,951,209)
           Class R                                                                                   (926,141)        (2,755,527)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from distributions to shareholders                    (17,301,808)       (79,070,352)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                           14,169,601            760,761
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (14,685,540)         12,680,512
       Beginning of period                                                                         446,787,031        434,106,519
                                                                                               ---------------    ---------------
       End of period*                                                                          $   432,101,491    $   446,787,031
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $        35,145                 --
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006


Financial Highlights
                                                       Class A                                         Class B

The following per share             For the                                          For the
data and ratios have               Six Months                                       Six Months
been derived from                    Ended                                            Ended
information provided in             July 31,   For the Year Ended January 31,        July 31,   For the Year Ended January 31,
the financial statements.             2006     2006      2005     2004     2003        2006     2006     2005      2004     2003
Per Share Operating Performance

Net asset value, beginning of
period                            $   19.63 $  19.33 $  17.39  $  12.29 $  17.04   $  18.73  $  18.43 $  16.72  $  11.90 $  16.64
                                  ----------------------------------------------   ----------------------------------------------
Investment income (loss)--net**         .03      .03    (.04)     (.05)    (.04)      (.05)     (.13)    (.17)     (.16)    (.15)
Realized and unrealized gain
(loss)--net                           (.53)     4.28     2.11      5.15   (4.40)      (.50)      4.09     2.01      4.98   (4.29)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations      (.50)     4.31     2.07      5.10   (4.44)      (.55)      3.96     1.84      4.82   (4.44)
                                  ----------------------------------------------   ----------------------------------------------
Less distributions from realized
gain--net                             (.75)   (4.01)    (.13)        --    (.31)      (.74)    (3.66)    (.13)        --    (.30)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of period    $   18.38 $  19.63 $  19.33  $  17.39 $  12.29   $  17.44  $  18.73 $  18.43  $  16.72 $  11.90
                                  ==============================================   ==============================================

Total Investment Return***

Based on net asset value
per share                         (2.42%)++   23.66%   11.90%    41.50% (26.12%)   (2.84%)++   22.69%   11.00%    40.50% (26.75%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses                             1.24%*    1.26%    1.26%     1.34%    1.37%     2.02%*     2.04%    2.05%     2.15%    2.17%
                                  ==============================================   ==============================================
Investment income (loss)--net         .35%*     .13%   (.20%)    (.34%)   (.26%)    (.49%)*    (.67%)   (.99%)   (1.14%)  (1.05%)
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of period
(in thousands)                    $ 107,346 $ 98,343 $ 85,184  $ 62,061 $ 31,504   $ 89,214  $112,073 $125,145  $139,610 $115,748
                                  ==============================================   ==============================================
Portfolio turnover                   49.30%  109.99%   82.43%    86.16%   73.90%     49.30%   109.99%   82.43%    86.16%   73.90%
                                  ==============================================   ==============================================

    * Annualized.

   ** Based on average shares outstanding.

  *** Total investment returns exclude the effects of sales charges.

   ++ Aggregate total investment return.

      See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006


Financial Highlights (continued)
                                                       Class C                                         Class I

The following per share             For the                                          For the
data and ratios have               Six Months                                       Six Months
been derived from                    Ended                                            Ended
information provided in             July 31,   For the Year Ended January 31,        July 31,   For the Year Ended January 31,
the financial statements.             2006     2006      2005     2004     2003        2006     2006     2005      2004     2003
Per Share Operating Performance

Net asset value, beginning of
period                            $   18.61 $  18.39 $  16.68  $  11.88 $  16.61   $  19.89  $  19.58 $  17.56  $  12.38 $  17.12
                                  ----------------------------------------------   ----------------------------------------------
Investment income (loss)--net**       (.04)    (.13)    (.18)     (.16)    (.15)        .06       .07      .01     (.01)    --+++
Realized and unrealized gain
(loss)--net                           (.51)     4.07     2.02      4.96   (4.27)      (.54)      4.34     2.14      5.19   (4.42)
                                  ----------------------------------------------   ----------------------------------------------
Total from investment operations      (.55)     3.94     1.84      4.80   (4.42)      (.48)      4.41     2.15      5.18   (4.42)
                                  ----------------------------------------------   ----------------------------------------------
Less distributions from realized
gain--net                             (.74)   (3.72)    (.13)        --    (.31)      (.76)    (4.10)    (.13)        --    (.32)
                                  ----------------------------------------------   ----------------------------------------------
Net asset value, end of period    $   17.32 $  18.61 $  18.39  $  16.68 $  11.88   $  18.65  $  19.89 $  19.58  $  17.56 $  12.38
                                  ==============================================   ==============================================

Total Investment Return***

Based on net asset value
per share                         (2.84%)++   22.65%   11.03%    40.40% (26.73%)   (2.32%)++   23.90%   12.24%    41.84% (25.92%)
                                  ==============================================   ==============================================

Ratios to Average Net Assets

Expenses                             2.03%*    2.05%    2.06%     2.16%    2.19%      .99%*     1.01%    1.01%     1.09%    1.12%
                                  ==============================================   ==============================================
Investment income (loss)--net       (.46%)*   (.67%)  (1.00%)   (1.15%)  (1.07%)      .57%*      .34%     .04%    (.09%)   (.01%)
                                  ==============================================   ==============================================

Supplemental Data

Net assets, end of period
(in thousands)                    $  99,744 $103,468 $ 89,771  $ 84,755 $ 67,233   $112,477  $114,921 $126,651  $ 91,845 $ 59,125
                                  ==============================================   ==============================================
Portfolio turnover                   49.30%  109.99%   82.43%    86.16%   73.90%     49.30%   109.99%   82.43%    86.16%   73.90%
                                  ==============================================   ==============================================

    * Annualized.

   ** Based on average shares outstanding.

  *** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
      Class I Shares are no longer subject to any front-end sales charge.

   ++ Aggregate total investment return.

  +++ Amount is less than $(.01) per share.

      See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006


Financial Highlights (concluded)
                                                                                                Class R

                                                                                                                   For the Period
                                                                        For the Six                                 February 4,
                                                                        Months Ended       For the Year Ended        2003+++ to
The following per share data and ratios have been derived                 July 31,            January 31,           January 31,
from information provided in the financial statements.                      2006           2006           2005          2004
Per Share Operating Performance

       Net asset value, beginning of period                             $      18.81   $      18.71   $      16.87   $      11.81
                                                                        ------------   ------------   ------------   ------------
       Investment income (loss)--net**                                           .01          (.02)          (.08)          (.09)
       Realized and unrealized gain (loss)--net                                (.51)           4.11           2.05           5.15
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                        (.50)           4.09           1.97           5.06
                                                                        ------------   ------------   ------------   ------------
       Less distributions from realized gain--net                              (.75)         (3.99)          (.13)             --
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      17.56   $      18.81   $      18.71   $      16.87
                                                                        ============   ============   ============   ============

Total Investment Return

       Based on net asset value per share                                  (2.54%)++         23.26%         11.68%       42.85%++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses                                                               1.50%*          1.51%          1.51%         1.53%*
                                                                        ============   ============   ============   ============
       Investment income (loss)--net                                           .13%*         (.11%)         (.45%)        (.58%)*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $     23,320   $     17,981   $      7,356   $        467
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                     49.30%        109.99%         82.43%         86.16%
                                                                        ============   ============   ============   ============

         * Annualized.

        ** Based on average shares outstanding.

        ++ Aggregate total investment return.

       +++ Commencement of operations.

           See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Opportunities Fund, (the "Fund") is a series of
The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge.
Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109". FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal 2008 year and the impact on the Fund's financial statements, if any, is currently being assessed.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Notes to Financial Statements (continued)


(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also couldsuffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of MLIM. The Program has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Notes to Financial Statements (continued)


For the six months ended July 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:


                                                FAMD             MLPF&S

Class A                                       $2,302            $29,262


For the six months ended July 31, 2006, MLPF&S received contingent deferred sales charges of $79,447 and $2,270 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of July 31, 2006, the Fund lent securities with a value of $22,898,507 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended July 31, 2006, MLIM, LLC received $43,591 in securities lending agent fees.

In addition, MLPF&S received $73,432 in commissions on the execution of portfolio security transactions for the Fund for the six months ended July 31, 2006.

For the six months ended July 31, 2006, the Fund reimbursed MLIM $4,363 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

Certain officers and/or directors of the Program are officers and/or directors of MLAM U.K., PSI, FAMD, FDS, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close around the end of the third quarter of 2006.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., a subsidiary of BlackRock, Inc., as well as a contingent sub-advisory agreement with BlackRock Advisors, Inc. The new advisory agreement will become effective upon the closing of the BlackRock transaction described above and the investment advisory fee will be unchanged.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2006 were $222,043,502 and $215,656,093, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $14,169,601 and $760,761 for the six months ended July 31, 2006 and year ended January 31, 2006, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
July 31, 2006                                 Shares             Amount

Shares sold                                  925,148    $    17,762,916
Automatic conversion of shares               475,275          9,229,086
Shares issued to shareholders in
   reinvestment of distributions             211,345          3,770,396
                                      --------------    ---------------
Total issued                               1,611,768         30,762,398
Shares redeemed                            (781,204)       (15,043,587)
                                      --------------    ---------------
Net increase                                 830,564    $    15,718,811
                                      ==============    ===============



Class A Shares for the Year                                      Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                1,032,545    $    20,549,444
Automatic conversion of shares               623,681         12,627,661
Shares issued to shareholders in
   reinvestment of distributions             901,960         17,064,915
                                      --------------    ---------------
Total issued                               2,558,186         50,242,020
Shares redeemed                          (1,953,199)       (38,573,512)
                                      --------------    ---------------
Net increase                                 604,987    $    11,668,508
                                      ==============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
July 31, 2006                                 Shares             Amount

Shares sold                                  262,275    $     4,837,706
Shares issued to shareholders in
   reinvestment of distributions             195,487          3,311,547
                                      --------------    ---------------
Total issued                                 457,762          8,149,253
                                      --------------    ---------------
Automatic conversion of shares             (499,048)        (9,229,086)
Shares redeemed                            (829,389)       (15,258,965)
                                      --------------    ---------------
Total redeemed                           (1,328,437)       (24,488,051)
                                      --------------    ---------------
Net decrease                               (870,675)    $  (16,338,798)
                                      ==============    ===============



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Notes to Financial Statements (concluded)



Class B Shares for the Year                                      Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                  626,157    $    11,871,896
Shares issued to shareholders in
   reinvestment of distributions             968,838         17,469,232
                                      --------------    ---------------
Total issued                               1,594,995         29,341,128
                                      --------------    ---------------
Automatic conversion of shares             (654,092)       (12,627,661)
Shares redeemed                          (1,745,575)       (33,100,238)
                                      --------------    ---------------
Total redeemed                           (2,399,667)       (45,727,899)
                                      --------------    ---------------
Net decrease                               (804,672)    $  (16,386,771)
                                      ==============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
July 31, 2006                                 Shares             Amount

Shares sold                                  609,080    $    11,178,067
Shares issued to shareholders in
   reinvestment of distributions             222,506          3,742,550
                                      --------------    ---------------
Total issued                                 831,586         14,920,617
Shares redeemed                            (634,958)       (11,630,538)
                                      --------------    ---------------
Net increase                                 196,628    $     3,290,079
                                      ==============    ===============



Class C Shares for the Year                                      Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                  916,089    $    17,348,535
Shares issued to shareholders in
   reinvestment of distributions             878,282         15,734,085
                                      --------------    ---------------
Total issued                               1,794,371         33,082,620
Shares redeemed                          (1,115,273)       (21,071,362)
                                      --------------    ---------------
Net increase                                 679,098    $    12,011,258
                                      ==============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
July 31, 2006                                 Shares             Amount

Shares sold                                  621,200    $    12,257,770
Shares issued to shareholders in
   reinvestment of distributions             234,502          4,244,483
                                      --------------    ---------------
Total issued                                 855,702         16,502,253
Shares redeemed                            (603,833)       (11,820,786)
                                      --------------    ---------------
Net increase                                 251,869    $     4,681,467
                                      ==============    ===============



Class I Shares for the Year                                      Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                1,884,350    $    37,494,711
Shares issued to shareholders in
   reinvestment of distributions             908,270         17,412,018
                                      --------------    ---------------
Total issued                               2,792,620         54,906,729
Shares redeemed                          (3,483,851)       (72,091,931)
                                      --------------    ---------------
Net decrease                               (691,231)    $  (17,185,202)
                                      ==============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
July 31, 2006                                 Shares             Amount

Shares sold                                  479,699    $     8,886,343
Shares issued to shareholders in
   reinvestment of distributions              54,314            926,054
                                      --------------    ---------------
Total issued                                 534,013          9,812,397
Shares redeemed                            (161,946)        (2,994,355)
                                      --------------    ---------------
Net increase                                 372,067    $     6,818,042
                                      ==============    ===============



Class R Shares for the Year                                      Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                  655,688    $    12,586,153
Shares issued to shareholders in
   reinvestment of distributions             152,153          2,754,611
                                      --------------    ---------------
Total issued                                 807,841         15,340,764
Shares redeemed                            (245,269)        (4,687,796)
                                      --------------    ---------------
Net increase                                 562,572    $    10,652,968
                                      ==============    ===============


5. Short-Term Borrowings:
The Program, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended July 31, 2006.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Officers and Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
R. Elise Baum, Vice President and Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited (the "sub-adviser"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as retail offshore funds, under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in June 2006, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, focusing on the investment advisory services and the resulting performance of the Fund. The Board uses data provided by Lipper and by management in its review of advisory services. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that performance was competitive. Considering all these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Ms. Baum, the Fund's portfolio manager, has more than 14 years experience in portfolio management. The Board concluded that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates. The Board determined that the Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio are reasonable.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/ FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that the Fund's assets have not reached a level where such economies are sufficiently available that breakpoints should be introduced, the Board noted that they would continue to seek information relating to economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). The New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:


* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the Fund's advisory fee schedule will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in June 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)



The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. The Contingent Subadvisory Agreement would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, is contingent on further Board approval. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND                    JULY 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc.


By:    /s/ Robert C. Doll, Jr.
       -------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: September 20, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:    /s/ Robert C. Doll, Jr.
       -------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: September 20, 2006


By:    /s/ Donald C. Burke
       ----------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund of
       The Asset Program, Inc.


Date: September 20, 2006